                                                 NEUBERGER BERMAN


         Neuberger Berman
         Income Trust -Registered Trademark-
         ----------------------------------------------------------
         LIMITED MATURITY BOND TRUST        ANNUAL REPORT
                                            OCTOBER 31, 1999

TABLE OF CONTENTS


    THE TRUST

    PRESIDENT'S LETTER                             A-4

    GROWTH OF A DOLLAR CHART
    COMPARISON OF A $10,000 INVESTMENT             B-1

    FINANCIAL STATEMENTS                           B-2

    FINANCIAL HIGHLIGHTS
    PER SHARE DATA                                 B-8

    REPORT OF INDEPENDENT AUDITORS                B-10

    THE PORTFOLIO

    SCHEDULE OF INVESTMENTS                        C-1

    FINANCIAL STATEMENTS                           C-9

    FINANCIAL HIGHLIGHTS                          C-16

    REPORT OF INDEPENDENT AUDITORS                C-17

    DIRECTORY                                      D-1

    OFFICERS AND TRUSTEES                          D-2

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this report are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-1999.

PRESIDENT'S LETTER                                             December 20, 1999

Dear Shareholder,
  Fiscal 1999 was a challenging year for fixed income investors. Although inflation remained modest, market interest rates trended higher and the Federal Reserve took steps to head off any potential inflationary threat. The bond market also had a slight case of the Y2K jitters, which we expect to pass as we enter the new millennium. Finally, bonds suffered from supply/demand imbalances in the market resulting from issuers attempting to take maximum advantage of low interest rates at the beginning of this reporting period. All these factors combined put pressure on bond prices. Of course, one of the great advantages of bonds is that yield can compensate for price declines. We are pleased to report that all of our taxable fixed income funds were able to post positive total returns in a declining market.
  Over the long term, markets are quite rational. Over the short term, however, investor emotion drives markets to extremes. Remarkably, just a little more than a year ago, bond investors were giddy over consensus forecasts for moderate economic growth and subdued inflation--a "best of all possible worlds" for bonds. Then, with Asia recovering faster than anticipated, European economies regaining momentum, and the U.S. economy picking up steam, the consensus shifted. The surprisingly strong global economy reignited inflationary concerns, excessive optimism gave way to extreme pessimism, and bonds started to retreat.
  At Neuberger Berman, we don't get carried away by emotion. A year ago, we believed bond investors were overconfident. Today, we feel they are unduly depressed. We believe inflationary concerns are already well discounted in the market, as are any reasonably foreseeable Y2K-oriented problems. There is plenty of liquidity in most sectors of the fixed income market and reduced new issuance is helping correct supply/demand imbalances. We can't predict what the Fed will do over the next six months, or the precise impact Fed policy will have on the bond market. However, with attractive nominal and real yields (yield in excess of the prevailing rate of inflation), we believe bonds offer great longer-term value.
  This is not to say that the bond market will reverse course in the immediate future. Right now, investors can't seem to see the forest--very attractive bond yields--through all the trees--the government's latest monthly economic reports and Fed Chairman Greenspan's every utterance. This short-term focus may continue to restrain bond prices. However, from our perspective as long-term investors, we think it is a wonderful opportunity to buy bonds at very attractive valuations.
  What will we be doing to add value to the fixed income investment process in the year ahead? The same things we always do--seeking to identify undervalued securities in the most fundamentally attractive sectors, and to effectively manage interest rate risk. We are confident this remains the single best method of preserving and enhancing the assets you have entrusted to us.
  NEUBERGER BERMAN LIMITED MATURITY BOND TRUST During fiscal 1999, we employed several strategies to preserve and enhance assets in a declining bond market. We maintained a relatively short portfolio duration through the end of June to diminish interest rate sensitivity as market interest rates trended higher. Following the Federal Reserve's first rate hike, we gradually extended duration. With interest rates stabilizing during the last three months of this reporting period, performance ultimately benefited from the higher yields achieved by extending portfolio duration.
  We also made changes in sector allocation, most notably substantially increasing our exposure to mortgage-backed securities--primarily Government National Mortgage Association "Ginnie Mae" bonds. Ginnie Mae's are backed by the full faith and credit of the U.S. Government, but provide a large yield advantage over Treasuries. We began building up our positions in early 1999, and in July, added to our positions when Ginnie Mae's were yielding, in some cases, as much as 200 basis points (2%) more than comparable maturity Treasury Bonds. Mortgage securities generally don't respond well to interest rate volatility. When rates are falling rapidly, increased prepayment risk restrains mortgage bond prices. When rates are rising rapidly, mortgage securities prices are depressed by slower prepayments, which stretch out the average life of a mortgage security and increase interest rate sensitivity. However, when interest rates remain in a relatively narrow trading range--as they did in the last several months of fiscal 1999--mortgage securities have generally performed quite well. By the end of July, mortgage securities comprised approximately 25% of portfolio assets. The stellar performance of this sector in the last two months of fiscal 1999 made a substantial contribution to the portfolio's total return.
  In May, we reduced our allocation to corporate bonds, which we believed would underperform if and when the Fed hiked rates. In July, we increased our allocation to Treasuries. Following the Fed's first rate hike in June, Treasuries outperformed equal duration corporates for the balance of the reporting period.
  Looking ahead to fiscal 2000, we expect to see a better environment for bonds. We can't be sure of what the Federal Reserve will do over the next six months, but we think the potential for an additional rate hike is already fully discounted in the market. Our sense is that interest rates are close to a peak. Regardless of the short-term outlook for interest rates, nominal yields are now quite attractive and real yields (yield above inflation) are in a range that has historically signaled a good long term buying opportunity.

Sincerely,

/s/ Theodore P. Giuliano

Theodore P. Giuliano
President and Trustee
Neuberger Berman Income Trust

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                October 31, 1999
----------------------------------------------------------------------
          Limited Maturity Bond Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                      MERRILL LYNCH
                                LIMITED MATURITY           1-3 YEAR
                                      BOND TRUST  TREASURY INDEX(2)
1 YEAR                                    +1.86%             +2.99%
5 YEAR                                    +5.42%             +6.39%
10 YEAR                                   +6.06%             +6.69%
                                                      Merrill Lynch
                                Limited Maturity           1-3 Year
                                      Bond Trust  Treasury Index(2)
1989                                     $10,000            $10,000
1990                                     $10,785            $10,875
1991                                     $11,960            $12,101
1992                                     $12,901            $13,092
1993                                     $13,836            $13,854
1994                                     $13,834            $14,019
1995                                     $14,991            $15,273
1996                                     $15,785            $16,176
1997                                     $16,871            $17,225
1998                                     $17,680            $18,552
1999                                     $18,009            $19,107

   The performance information for Neuberger Berman Limited Maturity Bond Trust ("Limited Maturity Bond Trust") is as of October 31, 1999. Limited Maturity Bond Trust commenced operations on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Limited Maturity Bond Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Management has voluntarily undertaken to reimburse Limited Maturity Bond Trust for its operating expenses and its pro rata share of its Portfolio's operating expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) which, in the aggregate, exceed .80% per annum of Limited Maturity Bond Trust's average daily net assets. This arrangement can be terminated upon 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Limited Maturity Bond Trust

                                                     OCTOBER 31,
(000'S OMITTED EXCEPT PER SHARE AMOUNT)                 1999
                                                    -------------
ASSETS
      Investment in Portfolio, at value (Note A)    $     41,705
      Receivable for Trust shares sold                        45
                                                    -------------
                                                          41,750
                                                    -------------
LIABILITIES
      Payable for Trust shares redeemed                      103
      Accrued expenses                                        76
      Payable to administrator -- net (Note B)                21
      Dividends payable                                        1
                                                    -------------
                                                             201
                                                    -------------
NET ASSETS at value                                 $     41,549
                                                    -------------

NET ASSETS consist of:
      Par value                                     $          5
      Paid-in capital in excess of par value              44,408
      Dividends in excess of net investment income            (1)
      Accumulated net realized losses on
        investment                                        (1,584)
      Net unrealized depreciation in value of
        investment                                        (1,279)
                                                    -------------
NET ASSETS at value                                 $     41,549
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                        4,584
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $9.06
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Limited Maturity Bond Trust

                                                       For the
                                                        Year
                                                        Ended
                                                     OCTOBER 31,
(000'S OMITTED)                                         1999
                                                     -----------
INVESTMENT INCOME
    Investment income from Portfolio (Note A)        $    3,685
                                                     -----------
    Expenses:
      Administration fee (Note B)                           277
      Shareholder reports                                    70
      Registration and filing fees                           40
      Legal fees                                             22
      Shareholder servicing agent fees                       20
      Custodian fees                                         10
      Trustees' fees and expenses                             3
      Auditing fees                                           1
      Miscellaneous                                           2
      Expenses from Portfolio (Notes A & B)                 174
                                                     -----------
        Total expenses                                      619
      Expenses reimbursed by administrator and
        reduced by custodian fee expense offset
        arrangement (Note B)                               (175)
                                                     -----------
        Total net expenses                                  444
                                                     -----------
        Net investment income                             3,241
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM PORTFOLIO (NOTE A)
    Net realized loss on investment securities             (712)
    Net realized loss on financial futures
      contracts                                             (37)
    Net realized gain on foreign currency
      transactions                                           39
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, translation of
      assets and liabilities in foreign
      currencies, and foreign currency contracts         (1,534)
                                                     -----------
        Net loss on investments from Portfolio
          (Note A)                                       (2,244)
                                                     -----------
        Net increase in net assets resulting from
          operations                                 $      997
                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Limited Maturity Bond Trust

                                                     Year
                                                    Ended
                                                 OCTOBER 31,
(000'S OMITTED)                               1999          1998
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $     3,241   $     2,938
    Net realized loss on investments
      from Portfolio (Note A)                    (710)         (679)
    Change in net unrealized
      appreciation (depreciation) of
      investments from Portfolio
      (Note A)                                 (1,534)           (6)
                                          --------------------------
    Net increase in net assets resulting
      from operations                             997         2,253
                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (3,241)       (2,948)
    Excess of net investment income               (73)           --
                                          --------------------------
    Total distributions to shareholders        (3,314)       (2,948)
                                          --------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  20,223        32,828
    Proceeds received in connection with
      merger (Note D)                              --         7,929
    Proceeds from reinvestment of
      dividends                                 3,226         2,944
    Payments for shares redeemed              (40,004)      (19,981)
                                          --------------------------
    Net increase (decrease) from Trust
      share transactions                      (16,555)       23,720
                                          --------------------------
NET INCREASE (DECREASE) IN NET ASSETS         (18,872)       23,025
NET ASSETS:
    Beginning of year                          60,421        37,396
                                          --------------------------
    End of year                           $    41,549   $    60,421
                                          --------------------------

NUMBER OF TRUST SHARES:
    Sold                                        2,175         3,447
    Issued in connection with merger
      (Note D)                                     --           830
    Issued on reinvestment of dividends           349           309
    Redeemed                                   (4,335)       (2,098)
                                          --------------------------
    Net increase (decrease) in shares
      outstanding                              (1,811)        2,488
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                                October 31, 1999
----------------------------------------------------------------------
          Income Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Limited Maturity Bond Trust (the "Fund") is a separate operating series of Neuberger Berman Income Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      If additional series of the Trust are established, the assets of each Fund would belong only to that Fund, and the liabilities of each Fund would be borne solely by that Fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in Neuberger Berman Limited Maturity Bond Portfolio of Income Managers Trust (the "Portfolio") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (15.44% at October 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Portfolio at value. Investment securities held by the Portfolio are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) TAXES: The Fund is treated as a separate entity for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio. It is the policy of the Fund to declare dividends from net investment income on each business day; such dividends are paid monthly. Distributions from net realized capital gains, if any, are normally distributed in December. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($86, $11,896, $51,062, $70,825, $48,668, $580,400, and $806,750 expiring in
   2001, 2002, 2003, 2004, 2005, 2006, and 2007, respectively, determined as of
   October 31, 1999), it is the policy of the Fund not to distribute such gains. The capital loss carryforwards shown above for the Fund include $26,716 expiring in 2003, which was acquired on February 27, 1998, in the merger with Neuberger Berman Ultra Short Bond Trust ("Ultra Short"). The use of these losses to offset future gains may be limited in a given year.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: The Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   The Fund retains Neuberger Berman Management Inc. ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.50% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Portfolio (see Note B of Notes to Financial Statements of the Portfolio).
   Management has voluntarily undertaken to reimburse the Fund for its operating expenses plus its pro rata portion of the Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 0.80% per annum of the Fund's average daily net assets. This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Fund. For the year ended October 31, 1999, such excess expenses amounted to $174,589.

   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the Fund.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Expenses from Portfolio, was a reduction of $912.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended October 31, 1999, additions and reductions in the Fund's investment in the Portfolio amounted to $9,442,000 and $29,763,000 respectively.

NOTE D -- MERGER:
   On February 27, 1998, the Fund acquired all of the net assets of Ultra Short pursuant to a plan of reorganization approved by the Board of Trustees on September 24, 1997. The merger was accomplished by a tax-free exchange of 830,305 shares of the Fund (valued at $7,929,412) for the 804,681 shares of Ultra Short outstanding on February 27, 1998. Ultra Short's net assets at that date ($7,929,412), including $49,314 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Ultra Short immediately before the merger were $44,233,863 and $7,929,412, respectively, resulting in aggregate net assets of $52,163,275 immediately after the merger.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Limited Maturity Bond Trust(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                      Year Ended October 31,
                                             1999     1998     1997     1996     1995
                                             -----------------------------------------
Net Asset Value, Beginning of Year           $9.45    $9.57    $9.53    $9.61    $9.43
                                             -----------------------------------------
Income From Investment Operations
    Net Investment Income                      .56      .57      .60      .57      .58
    Net Gains or Losses on Securities
     (both realized and unrealized)           (.39)    (.12)     .04     (.08)     .18
                                             -----------------------------------------
      Total From Investment Operations         .17      .45      .64      .49      .76
                                             -----------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                  (.55)    (.57)    (.60)    (.57)    (.58)
    Distributions (from excess of net
     investment income)                       (.01)      --       --       --       --
                                             -----------------------------------------
      Total Distributions                     (.56)    (.57)    (.60)    (.57)    (.58)
                                             -----------------------------------------
Net Asset Value, End of Year                 $9.06    $9.45    $9.57    $9.53    $9.61
                                             -----------------------------------------
Total Return(2)                              +1.86%   +4.79%   +6.88%   +5.29%   +8.36%
                                             -----------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                               $41.5    $60.4    $37.4    $21.2    $11.9
                                             -----------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(3)                             .81%     .80%     .80%     .81%     .77%
                                             -----------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(4)                                 .80%     .80%     .80%     .80%     .77%
                                             -----------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                       5.87%    5.94%    6.25%    6.06%    6.16%
                                             -----------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                                October 31, 1999
----------------------------------------------------------------------
          Limited Maturity Bond Trust
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses.
2) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.
3) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
4) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                              Year Ended October 31,
                                   1999      1998      1997      1996      1995
                                   ---------------------------------------------
Net Expenses                       1.12%     1.22%     1.24%     1.91%     2.18%
                                   ---------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger Berman Income Trust and
Shareholders of:
Neuberger Berman Limited Maturity Bond Trust

   We have audited the accompanying statement of assets and liabilities of the Neuberger Berman Limited Maturity Bond Trust, the only series of Neuberger Berman Income Trust (the "Trust"), as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of Neuberger Berman Income Trust at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 3, 1999

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                October 31, 1999

--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

      Principal
       Amount                                                Rating(1)            Value(2)
   (000's omitted)                                      Moody's       S&P      (000's omitted)
---------------------                                  ---------   ---------   ---------------
                       U.S. TREASURY SECURITIES
                       (7.6%)
     $    7,750        U.S. Treasury Notes, 5.25%,
                       due 5/15/04                        TSY         TSY         $  7,526
          8,700        U.S. Treasury Notes, 6.50%,
                       due 10/15/06                       TSY         TSY            8,850
          4,371        U.S. Treasury
                       Inflation-Indexed Notes,
                       3.375%, due 1/15/07                TSY         TSY            4,167
                                                                                  --------
                       TOTAL U.S. TREASURY SECURITIES
                       (COST $20,678)                                               20,543
                                                                                  --------
                       U.S. GOVERNMENT AGENCY
                       SECURITIES (1.5%)
          4,175        Freddie Mac, Discount Notes,
                       5.16%, due 11/1/99 (COST
                       $4,174)                            AGY         AGY            4,174
                                                                                  --------
                       MORTGAGE-BACKED SECURITIES
                       (30.1%)
          1,480        GE Capital Mortgage Services,
                       Inc., REMIC Pass-Through
                       Certificates, Ser. 1998-25,
                       Class B3, 6.25%, due 12/25/28     BB(3)                         974(4)
          1,588        PNC Mortgage Securities Corp.,
                       Pass-Through Certificates,
                       Ser. 1999-1, Class 1B4, 6.25%,
                       due 2/25/29                       BB(3)                       1,034(4)
            946        Norwest Asset Securities
                       Corp., Mortgage Pass-Through
                       Certificates, Ser. 1999-13,
                       6.75%, due 5/25/29                BB(3)                         652(4)
          1,110        GE Capital Mortgage Services,
                       Inc., REMIC Pass-Through
                       Certificates, Ser. 1999-11,
                       Class B3, 6.50%, due 7/25/29      BB(3)                         751(4)
            965        Morgan Stanley Capital I Inc.,
                       Commercial Mortgage
                       Pass-Through Certificates,
                       Ser. 1998-HF2, 6.01%,
                       due 11/15/30                      BB(3)                         653(4)
FANNIE MAE
          4,305        Pass-Through Certificates,
                       7.00%, due 9/1/03 & 6/1/11         AGY         AGY            4,329
          5,136        Pass-Through Certificates,
                       6.50%, due 5/1/13                  AGY         AGY            5,046

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

      Principal
       Amount                                                Rating(1)            Value(2)
   (000's omitted)                                      Moody's       S&P      (000's omitted)
---------------------                                  ---------   ---------   ---------------
FREDDIE MAC
     $       25        Mortgage Participation
                       Certificates, 10.50%,
                       due 10/1/00 & 12/1/00              AGY         AGY         $     26
            135        Mortgage Participation
                       Certificates, 8.50%,
                       due 10/1/01                        AGY         AGY              138
            122        ARM Certificates, 6.00%,
                       due 1/1/17                         AGY         AGY              122
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
             69        Pass-Through Certificates,
                       7.50%, due 10/15/09-9/15/10        AGY         AGY               70
            113        Pass-Through Certificates,
                       12.00%, due 5/15/12-3/15/15        AGY         AGY              128
         22,191        Pass-Through Certificates,
                       6.50%, due 12/15/28                AGY         AGY           21,223
         34,921        Pass-Through Certificates,
                       7.00%, due 4/15/11-1/15/29         AGY         AGY           34,314
          2,960        Pass-Through Certificates,
                       8.00%, due 11/15/26-7/15/29        AGY         AGY            3,022
          8,700        Pass-Through Certificates,
                       8.00%, TBA, 30 Year Maturity       AGY         AGY            8,890
                                                                                  --------
                       TOTAL MORTGAGE-BACKED
                       SECURITIES
                       (COST $84,272)                                               81,372
                                                                                  --------
                       ASSET-BACKED SECURITIES (7.0%)
          6,500        Ford Credit Auto Loan Master
                       Trust, Auto Loan Certificates,
                       Ser. 1996-1, 5.50%,
                       due 2/15/03                        Aaa         AAA            6,455
            111        Honda Auto Receivables Grantor
                       Trust, Ser. 1997-A, Class A,
                       5.85%, due 2/15/03                 Aaa         AAA              110
          5,600        Chase Credit Card Master
                       Trust, Ser. 1997-2, Class A,
                       6.30%, due 4/15/03                 Aaa         AAA            5,618
            792        Navistar Financial Owner
                       Trust, Ser. 1996-B,
                       Class A-3, 6.33%, due 4/21/03      Aaa         AAA              794

                                                                October 31, 1999
--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

      Principal
       Amount                                                Rating(1)            Value(2)
   (000's omitted)                                      Moody's       S&P      (000's omitted)
---------------------                                  ---------   ---------   ---------------
     $    4,720        Chemical Master Credit Card
                       Trust 1, Ser. 1995-2,
                       Class A, 6.23%, due 6/15/03        Aaa         AAA         $  4,727
          1,112        Chevy Chase Auto Receivables
                       Trust, Ser. 1996-2, Class A,
                       5.90%, due 7/15/03                 Aaa         AAA            1,110
                                                                                  --------
                       TOTAL ASSET-BACKED SECURITIES
                       (COST $18,905)                                               18,814
                                                                                  --------
                       BANKS & FINANCIAL INSTITUTIONS
                       (16.9%)
          1,300        Lehman Brothers Holdings Inc.,
                       Medium-Term Notes, Ser. E,
                       7.08%, due 5/22/00                 A3           A             1,307
          1,800        International Lease Finance
                       Corp., Notes, 6.625%,
                       due 6/1/00                         A1          A+             1,806
          3,150        Countrywide Funding Corp.,
                       Medium-Term Notes, Ser. A,
                       7.31%, due 8/28/00                 A3           A             3,174
          7,090        Associates Pass-Through Asset
                       Trust, Ser. 1997-1, 6.45%,
                       due 9/15/00                        Aa3         AA-            7,138(4)
          5,000        Lehman Brothers Holdings Inc.,
                       Medium-Term Notes, Ser. E,
                       6.89%, due 10/10/00                A3           A             5,032
          3,600        Countrywide Home Loans, Inc.,
                       Notes, 5.62%, due 10/16/00         A3           A             3,571
          1,725        Lehman Brothers Holdings Inc.,
                       Medium-Term Notes, Ser. E,
                       6.65%, due 11/8/00                 A3           A             1,733
          2,000        NationsBank Corp., Senior
                       Medium-Term Notes, Ser. E,
                       5.70%, due 2/9/01                  Aa2         A+             1,982
          6,600        Capital One Bank, Bank Notes,
                       5.95%, due 2/15/01                Baa2        BBB-            6,512
          4,430        Morgan Stanley, Dean Witter, &
                       Co., Global Medium-Term Notes,
                       Ser. C, 6.09%, due 3/9/01          Aa3         A+             4,401
          6,660        Household Finance Corp.,
                       Senior Medium-Term Notes,
                       6.06%, due 5/14/01                 A2           A             6,585
          1,500        Dime Bancorp, Inc., Notes,
                       7.00%, due 7/25/01                 Ba1        BBB-            1,494
          1,000        Bank United Corp., Medium-Term
                       Notes, Ser. A, 8.00%,
                       due 3/15/09                        Ba2        BBB-              950
                                                                                  --------
                       TOTAL BANKS & FINANCIAL
                       INSTITUTIONS
                       (COST $45,950)                                               45,685
                                                                                  --------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

      Principal
       Amount                                                Rating(1)            Value(2)
   (000's omitted)                                      Moody's       S&P      (000's omitted)
---------------------                                  ---------   ---------   ---------------
                       CORPORATE DEBT SECURITIES
                       (32.6%)
     $    4,800        Norfolk Southern Corp., Notes,
                       6.70%, due 5/1/00                 Baa1        BBB+         $  4,814
          2,000        American General Finance
                       Corp., Senior Notes, 6.125%,
                       due 9/15/00                        A2          A+             2,002
          2,510        Chesapeake Corp., Notes,
                       10.375%, due 10/1/00               Ba1         BBB            2,595
          1,730        BHP Finance (USA) Ltd.,
                       Guaranteed Notes, 5.625%,
                       due 11/1/00                        A3          A-             1,711
          2,577        Safeway Inc., Notes, 5.75%,
                       due 11/15/00                      Baa2         BBB            2,554
          2,300        General Electric Capital
                       Corp., Global Medium-Term
                       Notes, Ser. A, 5.52%,
                       due 1/15/01                        Aaa         AAA            2,280
          3,325        AT&T Capital Corp., Notes,
                       6.875%, due 1/16/01                A1          BBB            3,333
          2,320        Fort James Corp., Notes,
                       6.234%, due 3/15/01               Baa2         BBB            2,309
          1,780        CMS Energy Corp., Senior
                       Notes, 8.00%, due 7/1/01           Ba3         BB             1,775
          3,300        Telecom Argentina Stet-France
                       SA, Medium-Term Notes, 9.75%,
                       due 7/12/01                        B1         BBB-            3,292(4)
          2,290        Colonial Realty Limited
                       Partnership, Senior Notes,
                       7.50%, due 7/15/01                Baa3        BBB-            2,253
          1,220        USA Waste Services, Inc.,
                       Senior Notes, 6.125%,
                       due 7/15/01                        Ba1         BBB            1,164
          1,325        Cox Communications, Inc.,
                       Notes, 7.00%, due 8/15/01         Baa2        BBB+            1,326
          3,300        Texas Utilities Co., Notes,
                       5.94%, due 10/15/01               Baa3         BBB            3,243
          2,080        Tyco International Ltd.,
                       Notes, 6.50%, due 11/1/01          A3          A-             2,059
          1,923        Marlin Water Trust, Senior
                       Secured Notes, 7.09%,
                       due 12/15/01                      Baa2         BBB            1,896(4)
          2,965        ICI Wilmington Inc.,
                       Guaranteed Notes, 7.50%,
                       due 1/15/02                       Baa1         A-             2,992
          2,835        Black & Decker Corp.,
                       Medium-Term Notes, Ser. A,
                       8.90%, due 1/21/02                Baa2         BBB            2,956
            945        Century Communications Corp.,
                       Senior Notes, 9.75%,
                       due 2/15/02                        B1          BB-              958
            900        Ford Motor Credit Co., Global
                       Bonds, 6.50%, due 2/28/02          A1           A               896

                                                                October 31, 1999
--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

      Principal
       Amount                                                Rating(1)            Value(2)
   (000's omitted)                                      Moody's       S&P      (000's omitted)
---------------------                                  ---------   ---------   ---------------
     $      900        Comdisco, Senior Notes, 7.25%,
                       due 9/1/02                        Baa1        BBB+         $    894
          3,195        Crown Cork & Seal Co., Inc.,
                       Notes, 7.125%, due 9/1/02         Baa2         BBB            3,171
          2,280        Fort James Corp., Senior
                       Notes, 6.50%, due 9/15/02         Baa2         BBB            2,247
          2,460        Conseco Inc., Notes, 8.50%,
                       due 10/15/02                       Ba1        BBB+            2,468
          1,375        American Standard Inc., Senior
                       Notes, 7.125%, due 2/15/03         Ba3         BB-            1,303
          1,000        Safeway Inc., Medium-Term
                       Notes, 8.57%, due 4/1/03          Baa2         BBB            1,038
          3,360        Stewart Enterprises, Inc.,
                       Notes, 6.40%, due 5/1/03          Baa3         BBB            3,306
             60        Core-Mark International, Inc.,
                       Senior Subordinated Notes,
                       11.375%, due 9/15/03               B3           B                58
          2,555        Akzo Nobel Inc., Guaranteed
                       Notes, 6.00%, due 11/15/03         A2           A             2,438(4)
            705        Loomis Fargo & Co., Senior
                       Subordinated Notes, 10.00%,
                       due 1/15/04                        B3           B               689
          1,740        PDVSA Finance Ltd., Notes,
                       8.75%, due 2/15/04                 A3                         1,701(4)
            660        EOP Operating Limited
                       Partnership, Notes, 6.625%,
                       due 2/15/05                       Baa1        BBB+              625
            975        WestPoint Stevens Inc., Senior
                       Notes, 7.875%, due 6/15/05         Ba3         BB               914
          4,200        Heritage Media Corp., Senior
                       Subordinated Notes, 8.75%,
                       due 2/15/06                        B1          BB+            4,273
            735        Calpine Corp., Senior Notes,
                       7.625%, due 4/15/06                Ba1         BB+              689
            325        Jones Apparel Group, Senior
                       Notes, 7.875%, due 6/15/06        Baa2        BBB-              321(4)
            400        Printpack, Inc., Senior
                       Subordinated Notes, Ser. B,
                       10.625%, due 8/15/06              Caa1          B               374
          2,825        Time Warner Inc., Notes,
                       8.11%, due 8/15/06                Baa3         BBB            2,935
            680        Newport News Shipbuilding
                       Inc., Senior Subordinated
                       Notes, 9.25%, due 12/1/06          B1          B+               699
            910        GFSI Inc., Senior Subordinated
                       Notes, 9.625%, due 3/1/07          B3          B-               689

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

      Principal
       Amount                                                Rating(1)            Value(2)
   (000's omitted)                                      Moody's       S&P      (000's omitted)
---------------------                                  ---------   ---------   ---------------
     $      300        French Fragrances, Inc.,
                       Senior Notes, Ser. B,
                       10.375%, due 5/15/07               B2          B+          $    269
          1,685        Owens-Illinois, Inc., Senior
                       Debentures, 8.10%,
                       due 5/15/07                      Ba1(5)      BB+(5)           1,616
            250        Safety Components
                       International, Inc., Senior
                       Subordinated Notes, 10.125%,
                       due 7/15/07                        B3          B-               163
            880        HydroChem Industrial Services,
                       Inc., Senior Subordinated
                       Notes, Ser. B, 10.375%,
                       due 8/1/07                        Caa1         B-               767
          2,000        Interpool, Inc., Notes, 7.20%,
                       due 8/1/07                       Ba1(6)      BB+(6)           1,703
            400        NBTY, Inc., Senior
                       Subordinated Notes, Ser. B,
                       8.625%, due 9/15/07                B1          B+               334
          1,000        Thiokol Corp., Senior Notes,
                       6.625%, due 3/1/08                Baa3         BBB              921
            160        APCOA, Inc., Senior
                       Subordinated Notes, 9.25%,
                       due 3/15/08                       Caa1         B-               148
            610        IMPAC Group, Inc., Senior
                       Subordinated Notes, 10.125%,
                       due 3/15/08                        B3          B-               546
            470        Trans-Resources, Inc., Senior
                       Notes, Ser. B, 10.75%,
                       due 3/15/08                        B3          B-               422
            300        Columbus McKinnon Corp.,
                       Senior Subordinated Notes,
                       8.50%, due 4/1/08                  B2           B               272
            160        Great Central Mines Ltd.,
                       Senior Notes, 8.875%,
                       due 4/1/08                         Ba2         BB               142
          1,000        Global Crossing Holdings Ltd.,
                       Senior Notes, 9.625%,
                       due 5/15/08                      Ba2(5)       BB(5)           1,010
            450        Home Products International,
                       Inc., Senior Subordinated
                       Notes, 9.625%, due 5/15/08         B3           B               399
            205        KinderCare Learning Centers,
                       Inc., Senior Subordinated
                       Notes, Ser. B, 9.50%,
                       due 2/15/09                        B3          B-               193
          1,500        Liberty Media Group, Notes,
                       7.875%, due 7/15/09               Baa3        BBB-            1,506(4)
            500        Garden State Newspapers, Inc.,
                       Senior Subordinated Notes,
                       Ser. B, 8.625%, due 7/1/11         B1          B+               450
                                                                                  --------
                       TOTAL CORPORATE DEBT
                       SECURITIES (COST $90,976)                                    88,101
                                                                                  --------

                                                                October 31, 1999
--------------------------------------------------------------------------------

          Limited Maturity Bond Portfolio (Cont'd)

      Principal
       Amount                                                Rating(1)            Value(2)
   (000's omitted)                                      Moody's       S&P      (000's omitted)
---------------------                                  ---------   ---------   ---------------
                       FOREIGN SECURITIES(7) (5.8%)
      CAD 5,665        Canadian Government, 5.00%,
                       due 12/1/00                        Aaa         AAA         $  3,823
     SEK 41,100        Kingdom of Sweden, 13.00%,
                       due 6/15/01                        Aaa         AAA            5,637
     AUD 10,100        Asian Development Bank,
                       5.375%, due 9/15/03                Aaa         AAA            6,140
                                                                                  --------
                       TOTAL FOREIGN SECURITIES (COST
                       $16,055)                                                     15,600
                                                                                  --------
                       TOTAL INVESTMENTS (101.5%)
                       (COST $281,010)                                             274,289(8)
                       Liabilities, less cash,
                       receivables and other assets
                       [(1.5%)]                                                     (4,162)
                                                                                  --------
                       TOTAL NET ASSETS (100.0%)                                  $270,127
                                                                                  --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman                                                October 31, 1999
----------------------------------------------------------------------
          Limited Maturity Bond Portfolio
1) Credit ratings are unaudited.
2) Investment securities of the Portfolio are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of Income Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
3) Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.
4) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At October 31, 1999, these securities amounted to $22,356,000 or 8.3% of net assets.
5) Rated BBB- by Duff & Phelps Credit Rating Co.
6) Rated BBB by Duff & Phelps Credit Rating Co.
7) Principal amount is stated in the currency in which the security is denominated.
   AUD -- Australian Dollar
   CAD -- Canadian Dollar
   SEK -- Swedish Krona
8) At October 31, 1999, the cost of investments for U.S. Federal income tax purposes was $281,083,000. Gross unrealized appreciation of investments was $378,000 and gross unrealized depreciation of investments was $7,172,000, resulting in net unrealized depreciation of $6,794,000, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Limited Maturity Bond Portfolio

                                                     OCTOBER 31,
(000'S OMITTED)                                         1999
                                                    -------------
ASSETS
      Investments in securities, at market value*
        (Note A) -- see Schedule of Investments     $    274,289
      Cash                                                     5
      Receivable for securities sold                      12,287
      Interest receivable                                  3,637
      Receivable for variation margin (Note A)               128
      Prepaid expenses and other assets                        5
      Receivable for forward foreign currency
        exchange contracts sold (Note C)                       1
                                                    -------------
                                                         290,352
                                                    -------------
LIABILITIES
      Payable for securities purchased                    20,122
      Payable to investment manager (Note B)                  54
      Accrued expenses                                        49
                                                    -------------
                                                          20,225
                                                    -------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $    270,127
                                                    -------------

NET ASSETS consist of:
      Paid-in capital                               $    276,840
      Net unrealized depreciation in value of
        investment securities, financial futures
        contracts, translation of assets and
        liabilities in foreign currencies, and
        foreign currency contracts                        (6,713)
                                                    -------------
NET ASSETS                                          $    270,127
                                                    -------------
*Cost of investments                                $    281,010
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Limited Maturity Bond Portfolio

                                                       For the
                                                        Year
                                                        Ended
                                                     OCTOBER 31,
(000'S OMITTED)                                         1999
                                                     -----------
INVESTMENT INCOME
    Interest income                                  $   21,042
                                                     -----------
    Expenses:
      Investment management fee (Note B)                    792
      Custodian fees (Note B)                               127
      Auditing fees                                          23
      Trustees' fees and expenses                            20
      Legal fees                                             16
      Accounting fees                                        10
      Insurance expense                                       4
                                                     -----------
        Total expenses                                      992
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (5)
                                                     -----------
        Total net expenses                                  987
                                                     -----------
        Net investment income                            20,055
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investment securities
      sold                                               (3,913)
    Net realized loss on financial futures
      contracts (Note A)                                   (232)
    Net realized gain on foreign currency
      transactions (Note A)                                 113
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, translation of
      assets and liabilities in foreign
      currencies, and foreign currency contracts
      (Note A)                                           (8,500)
                                                     -----------
        Net loss on investments                         (12,532)
                                                     -----------
        Net increase in net assets resulting from
          operations                                 $    7,523
                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Limited Maturity Bond Portfolio

                                                     Year
                                                    Ended
                                                 OCTOBER 31,
(000'S OMITTED)                               1999          1998
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $    20,055   $    21,213
    Net realized loss on investments           (4,032)       (4,564)
    Change in net unrealized
      appreciation (depreciation) of
      investments                              (8,500)          180
                                          --------------------------
    Net increase in net assets resulting
      from operations                           7,523        16,829
                                          --------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  44,610        71,026
    Additions related to reorganization
      (Note D)                                     --        54,073
    Reductions                               (138,662)      (78,238)
                                          --------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests      (94,052)       46,861
                                          --------------------------
NET INCREASE (DECREASE) IN NET ASSETS         (86,529)       63,690
NET ASSETS:
    Beginning of year                         356,656       292,966
                                          --------------------------
    End of year                           $   270,127   $   356,656
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                October 31, 1999
----------------------------------------------------------------------
          Income Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Limited Maturity Bond Portfolio (the "Portfolio") is a separate operating series of Income Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in the Portfolio and other portfolios of Managers Trust.
      The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolio may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. The Portfolio has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Portfolio could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio is determined using forward foreign currency exchange rates supplied by an independent pricing service.
6) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
7) EXPENSE ALLOCATION: The Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
8) FINANCIAL FUTURES CONTRACTS: The Portfolio may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolio as unrealized gains or losses.
      Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
      For U.S. Federal income tax purposes, the futures transactions undertaken by the Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolio. Also, the

   Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Portfolio's taxable income.
      At October 31, 1999, open positions in financial futures contracts were as follows:

                                                                        UNREALIZED
    EXPIRATION                 OPEN CONTRACTS              POSITION    APPRECIATION
    -------------------------------------------------------------------------------
    December 1999    256    U.S. Treasury Notes, 5 Year      Long         $6,000

      At October 31, 1999, the Portfolio had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:

    PRINCIPAL AMOUNT                       SECURITY
    ------------------------------------------------------------------
    $     1,325,000     AT&T Capital Corp., Notes, 6.875%, due 1/16/01

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, the Portfolio pays Management a fee at the annual rate of 0.25% of the first $500 million of the Portfolio's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also employees of Neuberger and/or Management.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $5,204.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended October 31, 1999, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $305,425,000 and $329,249,000, respectively.

   During the year ended October 31, 1999, the Portfolio had entered into various contracts to deliver currencies at specified future dates. At October 31, 1999, open contracts were as follows:

                                                                                                NET
                           CONTRACTS   IN EXCHANGE          SETTLEMENT                       UNREALIZED
SALES                      TO DELIVER      FOR                 DATE               VALUE     APPRECIATION
--------------------------------------------------------------------------------------------------------
Australian Dollar          2,700,000   $1,723,167    12/02/1999                 $1,722,660      $507

NOTE D -- REORGANIZATION:
   On February 27, 1998, the Portfolio acquired all of the net assets of Neuberger Berman Ultra Short Bond Portfolio ("Ultra Short") pursuant to a plan of reorganization approved by the Board of Trustees on September 24, 1997. This was accomplished by Neuberger Berman Ultra Short Bond Fund and Neuberger Berman Ultra Short Bond Trust withdrawing their assets from Ultra Short and reinvesting those assets in the Portfolio. The reorganization was tax-free to investors. Ultra Short's net assets as of February 27, 1998 ($54,072,964), including $338,550 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of the Portfolio and Ultra Short immediately before the reorganization were $297,668,015 and $54,072,964, respectively, resulting in aggregate net assets of $351,740,979 immediately after the reorganization.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Limited Maturity Bond Portfolio

                                                           Year Ended October 31,
                                              1999       1998       1997       1996       1995
                                             ---------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                            .31%       .33%       .33%       .33%       .33%
                                             ---------------------------------------------------
    Net Expenses                                 .31%       .33%       .33%       .33%       .33%
                                             ---------------------------------------------------
    Net Investment Income                       6.35%      6.38%      6.70%      6.45%      6.55%
                                             ---------------------------------------------------
Portfolio Turnover Rate                          102%        44%        89%       169%        88%
                                             ---------------------------------------------------
Net Assets, End of Year (in millions)         $270.1     $356.7     $293.0     $267.3     $319.6
                                             ---------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Income Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman Limited Maturity Bond Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Limited Maturity Bond Portfolio, a series of Income Managers Trust (the "Trust"), as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of Income Managers Trust at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
December 3, 1999

                 (This page has been left blank intentionally.)

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

OFFICERS AND TRUSTEES

Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Theodore P. Giuliano
 PRESIDENT AND TRUSTEE
John Cannon
 TRUSTEE
Barry Hirsch
 TRUSTEE
Robert A. Kavesh
 TRUSTEE
William E. Rulon
 TRUSTEE
Candace L. Straight
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

Notice to Shareholders (Unaudited)

   Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 1999. This information should not be used to complete your tax returns.

                                                   CALIFORNIA,
                                                 CONNECTICUT, AND      MAINE AND      ALL OTHER
NEUBERGER BERMAN                                     NEW YORK        NEW HAMPSHIRE     STATES
-----------------------------------------------------------------------------------------------
LIMITED MATURITY BOND TRUST                            0.0%               5.4%           6.4%

    In January 2000 you will receive information to be used in filing your 1999 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar 1999. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

            Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.




  NEUBERGER BERMAN

            NEUBERGER BERMAN MANAGEMENT INC.
            605 Third Avenue 2nd Floor
            New York, NY 10158-0180
            SHAREHOLDER SERVICES
            800.877.9700
            INSTITUTIONAL SERVICES
            800.366.6264
            www.nbfunds.com







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